Exhibit 99.1

Innventure Reports Third Quarter 2024 Results

Accelsius delivered first revenue generating system during third quarter

ORLANDO, Fla. (November 14, 2024) – Innventure, Inc. (NASDAQ: INV) (“Innventure”), a technology commercialization platform, today announced financial results for the quarter ended September 30, 2024.

“We are incredibly excited about Innventure’s accomplishments during the third quarter, which subsequently culminated in early October with the close of our business combination and first day of trading on the Nasdaq,” said Bill Haskell, Innventure’s Chief Executive Officer. “Our operating companies continue to outperform our expectations, with both AeroFlexx and Accelsius now delivering commercial product to the marketplace.”

Mr. Haskell continued, “We look forward to sharing more as we scale these companies and launch new companies in the future. I’d like to thank the entire Innventure team for their tireless work making our vision an ever expanding reality. Now as a public company, we can accelerate execution against our mission to bring breakthrough technologies to market and deliver long-term value for our shareholders.”

Conference Call and Webcast

A conference call to discuss these results has been scheduled for 8:30 a.m. ET on Thursday, November 14, 2024.  Interested parties can join the call via teleconference by registering at this link: https://register.vevent.com/register/BIc433d3bf08f34d37b56270335fc659fe.

After registering, you will be provided dial in details and a unique dial-in PIN. Registration is open through the live call, but to ensure you are connected for the full call, we suggest registering in advance. Webcast information and conference call materials will be made available on Innventure’s Investor Relations website here: https://ir.innventure.com/.

About Innventure

Innventure founds, funds, and operates companies with a focus on transformative, sustainable technology solutions acquired or licensed from multinational corporations. As owner-operators, Innventure takes what it believes to be breakthrough technologies from early evaluation to scaled commercialization utilizing an approach designed to help mitigate risk as it builds disruptive companies it believes have the potential to achieve a target enterprise value of at least $1 billion. Innventure defines ‘‘disruptive’’ as innovations that have the ability to significantly change the way businesses, industries, markets and/or consumers operate.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements, including statements about the Company’s business model and its and its operating companies’ prospects. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors discussed and identified in other public filings made with the Securities and Exchange Commission by the Company and the following: (a) expectations regarding the Company’s and the Innventure Companies’ (as defined below) strategies and future financial performance, including their future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s ability to invest in growth initiatives; (b) the implementation, market acceptance and success of the Company’s and the Innventure Companies’ business models and growth strategies; (c) the Company’s future capital requirements and sources and uses of cash; (d) the Company’s ability to meet the various conditions, including the available cash and performance targets, and access any of the installments draws under the WTI Line of Credit; (e) the Company’s ability to meet the various conditions and satisfy the various limitations under the Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., including exchange caps, issuances and subscriptions based on trading volumes, to access the funds available under the SEPA; (f) that the Company will have sufficient capital following the completion of the Business Combination to operate as anticipated; (g) the Company’s ability to obtain funding for its operations and future growth; (h) developments and projections relating to the Company’s and the Innventure Companies’ competitors and industry; (i) the Innventure Companies’ ability to meet, and to continue to meet, applicable regulatory requirements for the use of their products and the numerous regulatory requirements generally applicable to their products and facilities; (j) the outcome of any legal proceedings that may be instituted against the Company in connection with the completion of the Business Combination; (k) the Company’s ability to find future opportunities to license or acquire breakthrough technology solutions from multinational corporations (“MNCs”) and to satisfy the requirements imposed by or to avoid disagreements with its current and future MNC partners; (l) the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities; (m) the Company’s ability to sufficiently protect the intellectual property rights of itself and its subsidiaries, and to avoid or resolve in a timely and cost-effective manner any disputes that may arise relating to its use of the intellectual property of third parties; (n) the risk of a cyber-attack or a failure of the Company’s information technology and data security infrastructure; (o) the ability to recognize the anticipated benefits of the Business Combination; (p) unexpected costs related to the Business Combination; (q) geopolitical risk and changes in applicable laws or regulations; (r) potential adverse effects of other economic, business, and/or competitive factors; and (s) operational risks related to the Company and its subsidiaries.

Media Contact: Laurie Steinberg, Solebury Strategic Communications
press@innventure.com

Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications
investorrelations@innventure.com

Innventure LLC and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except unit and per unit amounts) (Unaudited)

	September 30, 2024	December 31, 2023
	(Unaudited)
Assets
Cash, cash equivalents and restricted cash	$16,297	$2,575
Prepaid expenses and other current assets	1,884	487
Inventory	2,824	—
Due from related parties	210	2,602
Total Current Assets	21,215	5,664
Investments	32,359	14,167
Property, plant and equipment, net	1,227	637
Other assets	930	1,096
Total Assets	55,731	21,564

Liabilities and Unitholders’ Capital
Accounts payable	4,932	93
Accrued employee benefits	7,617	3,779
Accrued expenses	1,929	1,009
Related party payables	815	347
Related party notes payable - current	13,932	1,000
Notes payable - current	693	912
Patent installment payable - current	525	775
Liability for future preferred stock issuance	10,870	—
Other current liabilities	288	253
Total Current Liabilities	41,601	8,168
Notes payable, net of current portion	282	999
Convertible promissory note, net	—	1,120
Convertible promissory note due to related party, net	—	3,381
Embedded derivative liability	—	1,994
Patent installment payable, net of current	13,075	13,075
Other liabilities	501	683
Total Liabilities	55,459	29,420

Commitments and Contingencies

Mezzanine Capital
Redeemable Class I Units, no par value, 1,000,000 units authorized, issued and outstanding	4,477	2,912
Redeemable Class PCTA Units, no par value, 3,982,675 units authorized, issued and outstanding	18,103	7,718
Unitholders' Deficit
Class B Preferred Units, no par value, 6,722,562 and 4,639,557 units authorized, 5,609,951 and 4,109,961 units issued and outstanding	51,683	38,122
Class B-1 Preferred Units, no par value, 2,600,000 units authorized, 342,608 units issued and outstanding	3,323	3,323
Class A Units, no par value, 10,975,000 units authorized, 10,875,000 units issued and outstanding	1,950	1,950
Class C Units, no par value, 1,585,125 units authorized, 1,570,125 units issued and outstanding	981	844
Accumulated deficit	(90,952)	(64,284)
Accumulated other comprehensive loss	(2,373)	—
Non-controlling interest	13,080	1,559
Total Unitholders’ Deficit	(22,308)	(18,486)
Total Liabilities, Mezzanine Capital, and Unitholders' Deficit	$55,731	$21,564

See accompanying notes to condensed consolidated financial statements.

Innventure LLC and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except unit and per unit amounts) (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Revenue
Management fee income - related parties	$222	$224	$669	$668
Consulting revenue	—	50	—	225
Product sales	95	—	95	—
Total Revenue	317	274	764	893
Operating Expenses
Cost of sales	777	—	777	—
General and administrative	9,052	4,054	25,323	9,878
Sales and marketing	1,629	696	4,178	1,901
Research and development	2,533	1,240	5,978	2,822
Total Operating Expenses	13,991	5,990	36,256	14,601

Loss from Operations	(13,674)	(5,716)	(35,492)	(13,708)
Non-operating (Expense) and Income
Interest expense, net	(852)	(364)	(1,300)	(841)
Net (loss) gain on investments	7,148	(12,148)	11,547	(2,718)
Net (loss) gain on investments – due to related parties	(308)	436	(468)	99
Change in fair value of embedded derivative liability	—	(451)	(478)	(492)
Equity method investment income (loss)	109	(673)	893	(291)
Loss on conversion of promissory notes	—	—	(1,119)	—
Other expenses	(64)	—	(64)	—
Total Non-operating (Expense) Income	6,033	(13,200)	9,011	(4,243)
Income tax expense	—	—	—	—
Net Loss	(7,641)	(18,916)	(26,481)	(17,951)
Less: Loss attributable to non-controlling interest	(5,430)	(45)	(11,762)	(101)
Net Loss Attributable to Innventure LLC Unitholders	$(2,211)	$(18,871)	$(14,719)	$(17,850)

Net Loss Attributable to Class A Unitholders	$(10,233)	$(9,177)	$(29,010)	$(16,848)
Basic loss per unit	$(0.94)	$(0.84)	$(2.67)	$(1.55)
Basic weighted average Class A Units	10,875,000	10,875,000	10,875,000	10,875,000

Other comprehensive income (loss), net of taxes:
Unrealized loss on AFS debt securities - related party	$(2,373)	$—	$(2,373)	$—
Total other comprehensive loss, net of taxes	(2,373)	—	(2,373)	—

Total comprehensive loss, net of taxes	(10,014)	(18,916)	(28,854)	(17,951)
Less: Comprehensive loss attributable to non-controlling interest	(5,430)	(45)	(11,762)	(101)
Net Comprehensive Loss Attributable to Innventure LLC Unitholders	$(4,584)	$(18,871)	$(17,092)	$(17,850)

See accompanying notes to condensed consolidated financial statements.

Innventure LLC and Subsidiaries
Condensed Consolidated Statements of Changes in Mezzanine Capital
(in thousands) (Unaudited)

	Class I Amount	Class PCTA Amount	Total
December 31, 2022	$2,984	$12,882	$15,866
Accretion of redeemable units to redemption value	1	457	458
March 31, 2023	2,985	13,339	16,324
Proceeds from capital calls to unitholders	130	—	130
Accretion of redeemable units to redemption value	423	7,031	7,454
June 30, 2023	3,538	20,370	23,908
Accretion of redeemable units to redemption value	(469)	(9,680)	(10,149)
September 30, 2023	$3,069	$10,690	$13,759

December 31, 2023	$2,912	$7,718	$10,630
Accretion of redeemable units to redemption value	280	4,135	4,415
March 31, 2024	3,192	11,853	15,045
Accretion of redeemable units to redemption value	934	(572)	362
June 30, 2024	4,126	11,281	15,407
Accretion of redeemable units to redemption value	351	6,822	7,173
September 30, 2024	$4,477	$18,103	$22,580

See accompanying notes to condensed consolidated financial statements.

Innventure LLC and Subsidiaries
Condensed Consolidated Statements of Changes in Unitholders' Deficit
(in thousands) (Unaudited)

	Class B Preferred	Class B-1 Preferred	Class A	Class C	Accumulated Deficit	Accumulated Other Comprehensive Loss	Non-Controlling Interest	Total Unitholders' Deficit
December 31, 2023	$38,122	$3,323	$1,950	$844	$(64,284)	$—	$1,559	$(18,486)
Net loss	—	—	—	—	(5,219)	—	(2,307)	(7,526)
Units issued to NCI	—	—	—	—	—	—	3,503	3,503
Issuance of preferred units, net of issuance costs	7,566	—	—	—	—	—	—	7,566
Unit-based compensation	—	—	—	51	—	—	345	396
Issuance of units to NCI in exchange of convertible promissory notes	—	—	—	—	—	—	8,443	8,443
Accretion of redeemable units to redemption value	—	—	—	—	(4,415)	—	—	(4,415)
March 31, 2024	45,688	3,323	1,950	895	(73,918)	—	11,543	(10,519)
Net loss	—	—	—	—	(7,288)	—	(4,026)	(11,314)
Units issued to NCI	—	—	—	—	—	—	7,348	7,348
Issuance of preferred units, net of issuance costs	2,852	—	—	—	—	—	—	2,852
Unit-based compensation	—	—	—	45	—	—	248	293
Accretion of redeemable units to redemption value	—	—	—	—	(362)	—	—	(362)
June 30, 2024	48,540	3,323	1,950	940	(81,568)	—	15,113	(11,702)
Net loss	—	—	—	—	(2,211)	—	(5,430)	(7,641)
Other comprehensive loss, net of taxes	—	—	—	—	—	(2,373)	—	(2,373)
Units issued to NCI	—	—	—	—	—	—	3,071	3,071
Issuance of preferred units, net of issuance costs	3,143	—	—	—	—	—	—	3,143
Unit-based compensation	—	—	—	41	—	—	326	367
Accretion of redeemable units to redemption value	—	—	—	—	(7,173)	—	—	(7,173)
September 30, 2024	$51,683	$3,323	$1,950	$981	$(90,952)	$(2,373)	$13,080	$(22,308)

Innventure LLC and Subsidiaries
Condensed Consolidated Statements of Changes in Unitholders' Deficit (continued)
(in thousands) (Unaudited)

	Class B Preferred	Class B-1 Preferred	Class A	Class C	Accumulated Deficit	Accumulated Other Comprehensive Loss	Non-Controlling Interest	Total Unitholders' Deficit
December 31, 2022	$20,803	$3,323	$1,950	$639	$(38,564)	$—	$656	$(11,193)
Net loss	—	—	—	—	(3,573)	—	(23)	(3,596)
Units issued to NCI	—	—	—	—	—	—	104	104
Issuance of preferred units, net of issuance costs	712	—	—	—	—	—	—	712
Unit-based compensation	—	—	—	50	—	—	103	153
Accretion of redeemable units to redemption value	—	—	—	—	(458)	—	—	(458)
March 31, 2023	21,515	3,323	1,950	689	(42,595)	—	840	(14,278)
Net loss	—	—	—	—	4,594	—	(33)	4,561
Issuance of preferred units, net of issuance costs	2,599	—	—	—	—	—	—	2,599
Unit-based compensation	—	—	—	52	—	—	133	185
Accretion of redeemable units to redemption value	—	—	—	—	(7,454)	—	—	(7,454)
June 30, 2023	24,114	3,323	1,950	741	(45,455)	—	940	(14,387)
Net loss	—	—	—	—	(18,871)	—	(45)	(18,916)
Units issued to NCI	—	—	—	—	—	—	101	101
Issuance of preferred units, net of issuance costs	5,038	—	—	—	—	—	—	5,038
Tax advanced distributions to members	—	—	—	—	(243)	—	—	(243)
Unit-based compensation	—	—	—	51	—	—	244	295
Accretion of redeemable units to redemption value	—	—	—	—	10,149	—	—	10,149
September 30, 2023	$29,152	$3,323	$1,950	$792	$(54,420)	$—	$1,240	$(17,963)

See accompanying notes to condensed consolidated financial statements

Innventure LLC and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(in thousands) (Unaudited)

	Nine months ended September 30,
	2024	2023
Cash Flows Used in Operating Activities
Net loss	$(26,481)	$(17,951)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Unit-based compensation	1,056	633
Interest income on debt securities - related party	(110)	—
Accrued unpaid interest on note payable	931	397
Change in fair value of embedded derivative liability	478	492
Change in fair value of payables due to related parties	468	(99)
Non-cash interest expense on notes payable	351	252
Net (gain) loss on investments	(11,547)	2,718
Equity method investment loss (gain)	(893)	291
Loss on conversion of promissory notes	1,119	—
Depreciation expense	146	—
Non-cash rent costs	186	133
Amortization of debt issuance costs - related party	—	—
Other, net	—	27
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(1,605)	(930)
Inventory	(2,824)	—
Accounts payable	4,863	(32)
Accrued employee benefits	3,838	2,111
Accrued expenses	674	113
Other current liabilities	(147)	(89)
Liability for future preferred stock issuance	10,870	—
Other assets	(20)	(202)
Net Cash Used in Operating Activities	(18,647)	(12,136)

Cash Flows Used in Investing Activities
Purchase of shares in equity method investees	—	(2,000)
Contributions to equity method investees	—	(130)
Investment in debt securities - related party	(7,400)	—
Acquisition of property, plant and equipment	(736)	(173)
Proceeds received related to PCT stock sale	2,314	708
Net Cash Used in Investing Activities	(5,822)	(1,595)

Cash Flows Provided by Financing Activities
Proceeds from issuance of capital, net of issuance costs	13,122	8,249
Proceeds from the issuance of units to NCI	13,859	205
Proceeds from convertible notes payable	—	2,000
Payment of debts	(790)	(19)
Receipt of Capital from Class I Unitholder	—	130
Tax advance distribution to Members	—	(243)
Proceeds of related party notes payable	12,000	3
Net Cash Provided by Financing Activities	38,191	10,325

Net (Decrease) Increase in Cash, Cash Equivalents and Restricted Cash	13,722	(3,406)
Cash, Cash Equivalents and Restricted Cash Beginning of period	2,575	7,544
Cash, Cash Equivalents and Restricted Cash End of period	$16,297	$4,138

Innventure LLC and Subsidiaries
Condensed Consolidated Statements of Cash Flows (continued)
(in thousands) (Unaudited)

	Nine months ended September 30,
	2024	2023
Supplemental Cash Flow Information
Cash paid for interest	$1,070	$220
Supplemental Disclosure of Noncash Financing Information
Accretion of redeemable units to redemption value	$11,950	$2,237
Debt discount and embedded derivative upon issuance	$—	$1,119
Issuance of Class Preferred B Units to extinguish convertible notes payable	$396	$100
Issuance of Class B Preferred Units in exchange for Innventus ESG Fund Equity	$183	$—
Issuance of NCI in exchange for interest in Innventus ESG Fund	$146	$—
Commissions payable on issuance of Class B Preferred Units	$163	$—
Commissions payable on issuance of NCI	$83	$—
Issuance of Class B Preferred Units to extinguish consulting fees payable	$24	$—
Issuance of units to NCI in exchange of convertible promissory notes	$7,324	$—
Conversion of working capital loans to equity method investees into investments in debt securities - related party	$2,600	$—
Unrealized loss on investments in debt Securities - related party through OCI	$2,373	$—
Recognition of right of use asset and corresponding lease liability	$—	$731

See accompanying notes to condensed consolidated financial statements.